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                                                           EXHIBIT EX-99.B11

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our firm name included in the Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of the STI Classic Funds (File No. 33-45671), and to all references to our firm included in this Registration Statement.


ARTHUR ANDERSEN LLP

Philadelphia, PA
July 11, 1997